                           COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]       SERIES 2005-SL3                          EXHIBIT 99.9
--------------------------------------------------------------------------------
                              ABS New Transaction

                            Computational Materials

                          $[359,443,000] (approximate)
                     Merrill Lynch Mortgage Investors, Inc.
                    Mortgage Loan Asset-Backed Certificates,
                                Series 2005-SL3

                      Merrill Lynch Mortgage Lending, Inc.
                                     Seller

                     Merrill Lynch Mortgage Investors, Inc.
                                   Depositor

                          Wilshire Credit Corporation
                                    Servicer

                                    ABN AMRO
                                    Trustee

                               October [27], 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]            SERIES 2005-SL3
--------------------------------------------------------------------------------


                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy, nor shall there be any sale of the securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.


---------------------------------------------------------------------------
MLMI 2005-SL3
---------------------------------------------------------------------------

AGGREGATE LOANS (FIRST LIEN ONLY) :  IN SPECIFIC BUCKET

FICO       % of total deal  Avg LTV  Max LTV   % Full Doc  % Owner Occ  % IO  WAC  MARGIN   % Second Lien (Simultaneous or Silent)
520-539
540-559
560-579
580-599
600-619
620-639
640-659
660-679
680-699
700-719
720-739
740-759
760-779
780-800
800+
TOTALS (OF DEAL)
AGGREGATE LOANS (SECOND LIEN ONLY)
FICO       % of total deal   Avg LTV        Max LTV    % Full Doc     % Owner Occ   % IO       WAC      MARGIN
520-539
540-559
560-579
580-599                  2.76        98.66         100           98.31           100      0   10.881            0
600-619                 11.46        98.83         100           79.92          99.7      0   10.818            0
620-639                 16.28        98.52         100            56.3          99.4      0   10.593            0
640-659                 15.34        98.01         100           42.19         97.86      0   10.153            0
660-679                 14.29        97.41         100           32.15         96.05      0    9.877            0
680-699                 11.83         96.4         100           29.85         92.78      0    9.452            0
700-719                  9.17        96.42         100              35         89.24      0    9.119            0
720-739                  7.15        96.23         100           32.41         90.44      0    8.936            0
740-759                  5.66        94.57         100           36.52          83.7      0    8.796            0
760-779                  3.59        94.52         100           45.22         83.16      0    8.764            0
780-800                  1.99        93.55         100           52.74         77.72      0    8.400            0
800+                     0.48         94.9         100           56.65          77.4      0    8.666            0

IF SECONDS IN DEAL:
Second Lien Loans
--------------------------------------------------------
FRM %                                               100
--------------------------------------------------------
ARM %                                                 0
--------------------------------------------------------

IO LOANS
FICO        % of total deal   Avg LTV   Max LTV    % Full Doc   % Owner Occ   WAC    MARGIN   % Second Lien (Simultaneous or Silent)
520-539
540-559     same as above
560-579
580-599
600-619
620-639
640-659
660-679
680-699
700-719
720-739
740-759
760-779
780-800
800+

IF THE DEAL HAS MORTAGE INSURANCE - WE WANT THE FOLLOWING:              **ALL OF THESE ARE DUMMY NUMBERS
First Lien Loans:               # of Mortgage Loans  Prin.Balance       % of Principal Balance   WAC
LESS THAN 60.01%
60.01 TO 70.00%
70.01 TO 80.00%
80.01 TO 85.00%
With MI:
Without MI:
85.01 TO 90.00%
With MI:
Without MI:
90.01 TO 95.00%
With MI:
Without MI:
95.01 TO 100.00%
With MI:
Without MI:
Subtotal (First Lien)

IF THE DEAL HAS MORTAGE INSURANCE - WE WANT THE FOLLOWING:              **ALL OF THESE ARE DUMMY NUMBERS

First Lien Loans:               %Owner Occupancy       %ARM     FICO    CLTV     %Full DoCoverage Down to:
LESS THAN 60.01%
60.01 TO 70.00%
70.01 TO 80.00%
80.01 TO 85.00%
With MI:
Without MI:
85.01 TO 90.00%
With MI:
Without MI:
90.01 TO 95.00%
With MI:
Without MI:
95.01 TO 100.00%
With MI:
Without MI:
Subtotal (First Lien)


ONLY IF THE DEAL HAS DEEP MI, OTHERWISE WE DO NOT NEED
IF THE DEAL HAS DEEP MI - WE WANT THE FOLLOWING:
For Non-MI Loans-only

By LTV Bucket                     % of total deal       Avg FICO     %<550 FICO           %full doc            %non owner
<=50% LTV
51%-60%
61%-70%
71%-80%
81%-85%
86%-90%
91%-95%
96%-100%


---------------------------------------------------------------------------------------------------------------------
WE NEEDS STRATS BROKEN OUT IN THIS FORMAT FOR ARMS ONLY, FIXED ONLY, IO ONLY
WE ALSO NEED THIS FOR THE TOTAL POOL COMBINED
THERE SHOULD BE ONE SHEET OF INFORMATION PER GROUP. ALL/ARM/FIXED/IO
---------------------------------------------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCES OF MORTGAGE LOANS

                                                                                 %OF AGGREGATE
                                                          AGGREGATE ORIGINAL PRINCIPAL BALANCE AS OF  AVG CURRENT
RANGE ($)                           NUMBER OF LOANS        PRINCIPAL BALANCE    CUT-OFF DATE          BALANCE           WA GROSS CPN
------------------------------------------------------------------------------------------------------------------------------------
0-24,999.01                              1,866            $35,768,056.05            9.51              $19,168.30           9.912
25,000.01 - 50,000.00                    3,566           $126,304,519.34           33.59              $35,419.10           9.843
50,000.01 - 75,000.00                    1,509            $92,304,383.62           24.55              $61,169.24           9.832
75,000.01 - 100,000.00                    704             $60,719,064.88           16.15              $86,248.67           9.866
100,000.01 - 125,000.00                   318             $35,268,347.26            9.38             $110,906.75           9.867
125,000.01 - 150,000.00                   104             $14,298,638.82            3.80             $137,486.91           9.844
150,000.01 - 175,000.00                    22             $3,573,829.29             0.95             $162,446.79           9.101
175,000.01 - 200,000.00                    25             $4,799,801.03             1.28             $191,992.04          10.310
200,000.01 - 225,000.00                    5              $1,042,651.07             0.28             $208,530.21           9.481
225,000.01 - 250,000.00                    6              $1,413,092.35             0.38             $235,515.39           9.613
250,000.01 - 275,000.00
275,000.01 - 300,000.00
300,000.01 - 333,700.00
333,700.01 - 350,000.00
350,000.01 - 600,000.00                    1               $499,061.14              0.13             $499,061.14           8.375
600,000.01 -1,000,000.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   8,126           $375,991,444.85           100.00             $46,270.18           9.848

ORIGINAL PRINCIPAL BALANCES OF MORTGAGE LOANS
RANGE ($)                                   WA COMBLTV      MARGIN    WA FICO  SEASONING
-------------------------------------------------------------------------------------------------------
0-24,999.01                                  96.46           0         665         6
25,000.01 - 50,000.00                        97.58           0         665         5
50,000.01 - 75,000.00                        97.35           0         675         5
75,000.01 - 100,000.00                       97.31           0         675         5
100,000.01 - 125,000.00                      97.69           0         678         5
125,000.01 - 150,000.00                      97.79           0         683         5
150,000.01 - 175,000.00                      94.20           0         702         4
175,000.01 - 200,000.00                      91.09           0         707         4
200,000.01 - 225,000.00                      93.41           0         705         4
225,000.01 - 250,000.00                      94.76           0         704         5
250,000.01 - 275,000.00
275,000.01 - 300,000.00
300,000.01 - 333,700.00
333,700.01 - 350,000.00
350,000.01 - 600,000.00                      79.42           0         693         3
600,000.01 -1,000,000.00
----------------------------------------------------------------------------------------
TOTAL:                                       97.23           0         672         5


PRINCIPAL BALANCES OF MORTGAGE LOANS AS OF CUTOFF DATE

                                                            AGGREGATE         % OF AGGREGATE
                                                        PRINCIPAL BALANCE  PRINCIPAL BALANCE AS OF    AVG CURRENT
RANGE ($)                           NUMBER OF LOANS     AS OF CUT-OFF DATE     CUT-OFF DATE             BALANCE        WA GROSS CPN
------------------------------------------------------------------------------------------------------------------------------------
0-24,999.01                              1,893            $36,339,929.12            9.67              $19,197.00           9.899
25,000.01 - 50,000.00                    3,552           $126,234,325.60           33.57              $35,538.94           9.843
50,000.01 - 75,000.00                    1,500            $92,100,711.70           24.50              $61,400.47           9.830
75,000.01 - 100,000.00                    701             $60,504,521.37           16.09              $86,311.73           9.875
100,000.01 - 125,000.00                   317             $35,184,883.36            9.36             $110,993.32           9.870
125,000.01 - 150,000.00                   104             $14,298,638.82            3.80             $137,486.91           9.844
150,000.01 - 175,000.00                    22             $3,573,829.29             0.95             $162,446.79           9.101
175,000.01 - 200,000.00                    25             $4,799,801.03             1.28             $191,992.04          10.310
200,000.01 - 225,000.00                    5              $1,042,651.07             0.28             $208,530.21           9.481
225,000.01 - 250,000.00                    6              $1,413,092.35             0.38             $235,515.39           9.613
250,000.01 - 275,000.00
275,000.01 - 300,000.00
300,000.01 - 333,700.00
333,700.01 - 350,000.00
350,000.01 - 600,000.00                    1               $499,061.14              0.13             $499,061.14           8.375
600,000.01 -1,000,000.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   8,126           $375,991,444.85           100.00             $46,270.18           9.848


PRINCIPAL BALANCES OF MORTGAGE LOANS AS OF CUTOFF DATE



RANGE ($)                               WA COMBLTV      MARGIN    WA FICO  SEASONING
---------------------------------------------------------------------------------------------------
0-24,999.01                              96.46           0         665         6
25,000.01 - 50,000.00                    97.57           0         665         5
50,000.01 - 75,000.00                    97.34           0         675         5
75,000.01 - 100,000.00                   97.36           0         675         5
100,000.01 - 125,000.00                  97.68           0         678         5
125,000.01 - 150,000.00                  97.79           0         683         5
150,000.01 - 175,000.00                  94.20           0         702         4
175,000.01 - 200,000.00                  91.09           0         707         4
200,000.01 - 225,000.00                  93.41           0         705         4
225,000.01 - 250,000.00                  94.76           0         704         5
250,000.01 - 275,000.00
275,000.01 - 300,000.00
300,000.01 - 333,700.00
333,700.01 - 350,000.00
350,000.01 - 600,000.00                  79.42           0         693         3
600,000.01 -1,000,000.00
------------------------------------------------------------------------------------
TOTAL:                                   97.23           0         672         5


CURRENT MORTGAGE RATES OF MORTGAGE LOANS

                                                            AGGREGATE         % OF AGGREGATE
                                                        PRINCIPAL BALANCE  PRINCIPAL BALANCE AS OF    AVG CURRENT
MORTGAGE RATES ($)                  NUMBER OF LOANS     AS OF CUT-OFF DATE     CUT-OFF DATE             BALANCE        WA GROSS CPN
------------------------------------------------------------------------------------------------------------------------------------
4.999% OR LESS                             3               $113,969.10              0.03              $37,989.70           4.850
5.000 - 5.499                              12              $636,438.66              0.17              $53,036.56           5.199
5.500 - 5.999                              50             $2,270,112.37             0.60              $45,402.25           5.710
6.000 - 6.499                             110             $4,399,296.58             1.17              $39,993.61           6.222
6.500 - 6.999                             187             $7,820,881.45             2.08              $41,822.90           6.714
7.000 - 7.499                             239             $9,197,469.95             2.45              $38,483.14           7.189
7.500 - 7.999                             280             $13,471,840.59            3.58              $48,113.72           7.719
8.000 - 8.499                             364             $18,482,227.90            4.92              $50,775.35           8.218
8.500 - 8.999                             531             $25,774,865.74            6.86              $48,540.24           8.752
9.000 - 9.499                             737             $32,979,316.25            8.77              $44,748.05           9.190
9.500 - 9.999                            1,825            $98,488,617.77           26.19              $53,966.37           9.850
10.000 - 10.499                           932             $39,099,443.24           10.40              $41,952.19          10.221
10.500 - 10.999                          1,754            $75,286,117.79           20.02              $42,922.53          10.826
11.000 - 11.499                           438             $17,187,355.69            4.57              $39,240.54          11.255
11.500 - 11.999                           307             $14,454,548.59            3.84              $47,083.22          11.776
12.000 - 12.499                           127             $7,081,449.97             1.88              $55,759.45          12.177
12.500 - 12.999                           170             $6,613,068.22             1.76              $38,900.40          12.779
13.000 - 13.499                            30             $1,316,306.42             0.35              $43,876.88          13.169
13.500 - 13.999                            12              $494,734.92              0.13              $41,227.91          13.716
14.000 - 14.499                            5               $195,053.18              0.05              $39,010.64          14.174
14.500 - 14.999                            7               $322,193.44              0.09              $46,027.63          14.642
15.000 - 15.499                            5               $295,265.37              0.08              $59,053.07          15.137
15.500 - 15.999
16.000 - 16.499
16.500 - 16.999                            1                $10,871.66              0.00              $10,871.66          16.500
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   8,126           $375,991,444.85           100.00             $46,270.18           9.848


MORTGAGE RATES ($)         WA COMBLTV      MARGIN    WA FICO  SEASONING
----------------------------------------------------------------------------
4.999% OR LESS                 68.47           0         752         4
5.000 - 5.499                  77.05           0         738         4
5.500 - 5.999                  83.33           0         749         5
6.000 - 6.499                  84.00           0         747         5
6.500 - 6.999                  89.97           0         739         5
7.000 - 7.499                  92.87           0         725         5
7.500 - 7.999                  94.59           0         720         5
8.000 - 8.499                  96.46           0         716         6
8.500 - 8.999                  97.69           0         686         5
9.000 - 9.499                  97.39           0         688         6
9.500 - 9.999                  97.93           0         674         5
10.000 - 10.499                98.13           0         656         6
10.500 - 10.999                98.42           0         637         5
11.000 - 11.499                98.28           0         640         6
11.500 - 11.999                98.63           0         659         4
12.000 - 12.499                98.17           0         678         4
12.500 - 12.999                97.27           0         650         4
13.000 - 13.499                95.72           0         676         4
13.500 - 13.999                93.87           0         656         3
14.000 - 14.499                96.49           0         643         3
14.500 - 14.999                98.85           0         660         3
15.000 - 15.499                96.22           0         699         3
15.500 - 15.999
16.000 - 16.499
16.500 - 16.999                95.00           0         644         3
--------------------------------------------------------------------------
TOTAL:                         97.23           0         672         5



ORIGINAL TERM TO MATURITY OF MORTGAGE LOANS

                                                      AGGREGATE PRINCIPAL     % OF AGGREGATE
                                                     BALANCE AS OF CUT-OFF  PRINCIPAL BALANCE AS OF   AVG CURRENT
ORIGINAL TERM (MOS)                 NUMBER OF LOANS          DATE                CUT-OFF DATE           BALANCE         WA GROSS CPN
------------------------------------------------------------------------------------------------------------------------------------
000 - 180                                5,368           $265,774,761.34           70.69              $49,510.95           9.815
181 - 240                                 108             $5,110,095.34             1.36              $47,315.70           9.807
241 - 360                                2,650           $105,106,588.17           27.95              $39,662.86           9.933
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   8,126           $375,991,444.85           100.00             $46,270.18           9.848




ORIGINAL TERM (MOS)        WA COMBLTV      MARGIN    WA FICO SEASONING
--------------------------------------------------------------------------------------
000 - 180                   96.34           0         682         4
181 - 240                   95.33           0         667         5
241 - 360                   99.57           0         649         7
--------------------------------------------------------------------------------------
TOTAL:                      97.23           0         672         5


STATED REMAINING TERM TO MATURITY OF MORTGAGE LOANS

                                                       AGGREGATE PRINCIPAL    % OF AGGREGATE
                                                      BALANCE AS OF CUT-OFF  PRINICIPAL BALANCE AS OF  AVG CURRENT
REMAINING TERM (MOS)                NUMBER OF LOANS          DATE              CUT-OFF DATE            BALANCE        WA GROSS CPN
------------------------------------------------------------------------------------------------------------------------------------
061 - 120                                  5               $149,482.14              0.04              $29,896.43           8.918
121 - 180                                5,363           $265,625,279.20           70.65              $49,529.23           9.816
181 - 240                                 108             $5,110,095.34             1.36              $47,315.70           9.807
301 - 360                                2,650           $105,106,588.17           27.95              $39,662.86           9.933
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   8,126           $375,991,444.85           100.00             $46,270.18           9.848

REMAINING TERM (MOS)        WA COMBLTV      MARGIN    WA FICO     SEASONING
-----------------------------------------------------------------------------------------
061 - 120                      89.39           0         715         4
121 - 180                      96.34           0         682         4
181 - 240                      95.33           0         667         5
301 - 360                      99.57           0         649         7
-----------------------------------------------------------------------------------------
TOTAL:                         97.23           0         672         5

                                                        AGGREGATE PRINCIPAL     % OF AGGREGATE
                                                      BALANCE AS OF CUT-OFF  PRINCIPAL BALANCE AS OF  AVG CURRENT
MORTGAGE INSURANCE                  NUMBER OF LOANS          DATE               CUT-OFF DATE           BALANCE         WA GROSS CPN
------------------------------------------------------------------------------------------------------------------------------------
YES
NO                                       8,126           $375,991,444.85           10000%             $46,270.18           9.848
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   8,126           $375,991,444.85           100.00             $46,270.18           9.848


MORTGAGE INSURANCE        WA COMBLTV      MARGIN    WA FICO          SEASONING
--------------------------------------------------------------------------------------

YES
NO                          97.23           0         672         5
--------------------------------------------------------------------------------------
TOTAL:                      97.23           0         672         5


                                                         AGGREGATE PRINCIPAL     % OF AGGREGATE
                                                       BALANCE AS OF CUT-OFF PRINCIPAL BALANCE AS OF   AVG CURRENT
LIEN                                 NUMBER OF LOANS          DATE               CUT-OFF DATE           BALANCE        WA GROSS CPN
------------------------------------------------------------------------------------------------------------------------------------
1
2                                        8,126           $375,991,444.85           10000%             $46,270.18           9.848
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   8,126           $375,991,444.85           100.00             $46,270.18           9.848



LIEN             WA COMBLTV      MARGIN    WA FICO          SEASONING
-------------------------------------------------------------------------------
1
2                    97.23           0         672         5
-------------------------------------------------------------------------------
TOTAL:               97.23           0         672         5




                                                        AGGREGATE PRINCIPAL     % OF AGGREGATE
                                                       BALANCE AS OF CUT-OFF PRINCIPAL BALANCE AS OF   AVG CURRENT
SEASONING(MOS)                        NUMBER OF LOANS          DATE               CUT-OFF DATE           BALANCE        WA GROSS CPN
------------------------------------------------------------------------------------------------------------------------------------
2                                         139             $8,239,636.50             219%              $59,277.96          10.436
3                                        1,702            $93,671,004.04           2491%              $55,035.84          10.228
4                                        1,451            $62,929,299.22           1674%              $43,369.61           9.159
5                                         714             $32,475,969.20            864%              $45,484.55          10.272
6                                        1,622            $77,152,115.60           2052%              $47,566.04           9.935
7                                        2,004            $80,667,070.52           2145%              $40,253.03           9.772
8                                         420             $17,144,938.20            456%              $40,821.28           9.371
9                                          48             $2,537,597.14             67%               $52,866.61           8.835
10                                         11              $542,249.03              14%               $49,295.37           9.417
11                                         8               $393,573.17              10%               $49,196.65           8.328
12                                         2                $57,405.04               2%               $28,702.52           9.701
13                                         2               $122,879.99               3%               $61,440.00          10.917
14                                         1                $13,879.69               0%               $13,879.69          10.500
15                                         2                $43,827.51               1%               $21,913.76          11.015
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   8,126           $375,991,444.85           100.00             $46,270.18           9.848


SEASONING(MOS)       WA COMBLTV      MARGIN    WA FICO     SEASONING
---------------------------------------------------------------------------------
2                      96.86           0         655         2
3                      96.82           0         679         3
4                      93.54           0         691         4
5                      97.12           0         675         5
6                      98.67           0         667         6
7                      99.15           0         654         7
8                      98.80           0         670         8
9                      95.19           0         695         9
10                     91.38           0         705        10
11                     81.90           0         674        11
12                     100.00          0         695        12
13                     96.11           0         674        13
14                     90.00           0         742        14
15                     95.88           0         664        15
---------------------------------------------------------------------------------
TOTAL:                 97.23           0         672         5





COMBINED LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS
                                                         AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                        BALANCE AS OF CUT-OFF PRINCIPAL BALANCE AS OF   AVG CURRENT
COMBINED LTVS                       NUMBER OF LOANS             DATE               CUT-OFF DATE           BALANCE       WA GROSS CPN
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                               1                $19,931.19              0.01              $19,931.19           6.800
25.01 - 30.00
30.01 - 35.00                              1                $24,736.69              0.01              $24,736.69           8.625
35.01 - 40.00                              4               $104,202.93              0.03              $26,050.73           7.675
40.01 - 45.00                              4               $221,584.79              0.06              $55,396.20           7.419
45.01 - 50.00                              2               $196,004.92              0.05              $98,002.46           6.823
50.01 - 55.00                              3               $184,203.55              0.05              $61,401.18           7.976
55.01 - 60.00                              7               $419,079.36              0.11              $59,868.48           9.748
60.01 - 65.00                              11              $756,028.28              0.20              $68,729.84           8.014
65.01 - 70.00                              18             $1,199,719.98             0.32              $66,651.11           8.031
70.01 - 75.00                              38             $1,814,161.08             0.48              $47,741.08           7.010
75.01 - 80.00                              91             $6,003,869.01             1.60              $65,976.58           7.771
80.01 - 85.00                              93             $4,219,198.58             1.12              $45,367.73           8.862
85.01 - 90.00                             780             $27,627,942.52            7.35              $35,420.44           9.049
90.01 - 95.00                             937             $39,297,769.50           10.45              $41,939.99           9.697
95.01 - 100.00                           6,136           $293,903,012.47           78.17              $47,898.14          10.036
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   8,126           $375,991,444.85           100.00             $46,270.18           9.848


COMBINED LTVS         WA COMBLTV      MARGIN    WA FICO       SEASONING
--------------------------------------------------------------------------------
0.01 - 25.00              12.31           0         771         4
25.01 - 30.00
30.01 - 35.00             31.07           0         631         4
35.01 - 40.00             36.92           0         697         5
40.01 - 45.00             43.09           0         699         5
45.01 - 50.00             48.93           0         698         3
50.01 - 55.00             54.36           0         692         3
55.01 - 60.00             57.63           0         675         4
60.01 - 65.00             62.10           0         698         5
65.01 - 70.00             68.25           0         701         5
70.01 - 75.00             72.84           0         711         4
75.01 - 80.00             78.72           0         702         4
80.01 - 85.00             83.43           0         696         5
85.01 - 90.00             89.29           0         712         4
90.01 - 95.00             94.50           0         692         4
95.01 - 100.00            99.47           0         664         5
--------------------------------------------------------------------------------
TOTAL:                    97.23           0         672         5

OWNER OCCUPANCY OF MORTGAGE LOANS
                                                       AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                      BALANCE AS OF CUT-OFF  PRINCIPAL BALANCE AS OF   AVG CURRENT
OWNER OCCUPANCY                     NUMBER OF LOANS          DATE               CUT-OFF DATE            BALANCE         WA GROSS CPN
------------------------------------------------------------------------------------------------------------------------------------
OWNER                                    7,463           $354,828,174.31           94.37              $47,544.98           9.800
INVESTMENT                                610             $18,997,625.61            5.05              $31,143.65          10.728
SECOND HOME                                53             $2,165,644.93             0.58              $40,861.23           9.975
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   8,126           $375,991,444.85           100.00             $46,270.18           9.848


OWNER OCCUPANCY        WA COMBLTV      MARGIN    WA FICO    SEASONING
------------------------------------------------------------------------------------
OWNER                     97.58           0         669         5
INVESTMENT                91.06           0         720         4
SECOND HOME               93.49           0         716         4
------------------------------------------------------------------------------------
TOTAL:                    97.23           0         672         5


PROPERTY TYPE OF MORTGAGE LOANS
                                                         AGGREGATE PRINCIPAL     % OF AGGREGATE
                                                        BALANCE AS OF CUT-OFF PRINCIPAL BALANCE AS OF   AVG CURRENT
PROPERTY TYPES                       NUMBER OF LOANS          DATE               CUT-OFF DATE            BALANCE       WA GROSS CPN
------------------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY DETACHED                   3,394           $135,133,344.44           35.94              $39,815.36           9.774
SINGLE FAMILY RESIDENCE                  2,070           $106,000,614.54           28.19              $51,208.03           9.774
2-4 FAMILY                                635             $38,629,223.67           10.27              $60,833.42          10.263
PUD                                       676             $34,767,450.03            9.25              $51,431.14           9.988
DEMINIMUS PUD                             496             $24,267,393.88            6.45              $48,926.20           9.625
CONDO                                     340             $16,734,614.54            4.45              $49,219.45          10.142
CONDO - LOW RISE <5 FLOORS                330             $13,318,857.24            3.54              $40,360.17           9.588
SINGLE FAMILY ATTACHED                    109             $4,269,437.01             1.14              $39,169.15           9.819
CONDO - HIGH RISE >8 FLOORS                49             $1,997,075.89             0.53              $40,756.65           9.973
TOWNHOUSE                                  27              $873,433.61              0.23              $32,349.39          10.786
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   8,126           $375,991,444.85           100.00             $46,270.18           9.848




PROPERTY TYPES                      WA COMBLTV      MARGIN    WA FICO     SEASONING
-------------------------------------------------------------------------------------------------
SINGLE FAMILY DETACHED                 98.08           0         660         6
SINGLE FAMILY RESIDENCE                96.13           0         680         4
2-4 FAMILY                             96.97           0         689         5
PUD                                    97.82           0         662         5
DEMINIMUS PUD                          95.62           0         696         4
CONDO                                  98.35           0         667         4
CONDO - LOW RISE <5 FLOORS             97.24           0         686         6
SINGLE FAMILY ATTACHED                 98.74           0         651         6
CONDO - HIGH RISE >8 FLOORS            98.42           0         663         6
TOWNHOUSE                              99.78           0         644         5
--------------------------------------------------------------------------------------------------
TOTAL:                                 97.23           0         672         5


LOAN PURPOSE OF MORTGAGE LOANS                          AGGREGATE PRINCIPAL     % OF AGGREGATE
                                                       BALANCE AS OF CUT-OFF  PRINCIPAL BALANCE AS OF   AVG CURRENT
LOAN PURPOSE                          NUMBER OF LOANS        DATE               CUT-OFF DATE             BALANCE        WA GROSS CPN
------------------------------------------------------------------------------------------------------------------------------------
CASH OUT                                 1,203            $57,830,602.90           15.38              $48,071.99           9.455
PURCHASE                                 6,440           $298,787,457.75           79.47              $46,395.57          10.028
RATE/TERM REFI                            483             $19,373,384.20            5.15              $40,110.53           8.247
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   8,126           $375,991,444.85           100.00             $46,270.18           9.848


LOAN PURPOSE           WA COMBLTV      MARGIN    WA FICO          SEASONING
----------------------------------------------------------------------------------
CASH OUT                93.02           0         669         5
PURCHASE                98.39           0         671         5
RATE/TERM REFI          91.96           0         698         5
----------------------------------------------------------------------------------
TOTAL:                  97.23           0         672         5


DOCUMENT TYPE OF MORTGAGE LOANS                         AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                       BALANCE AS OF CUT-OFF  PRINCIPAL BALANCE AS OF   AVG CURRENT
DOCUMENT TYPE                         NUMBER OF LOANS          DATE               CUT-OFF DATE            BALANCE      WA GROSS CPN
------------------------------------------------------------------------------------------------------------------------------------
FULL                                     4,254           $167,259,260.15           44.48              $39,318.11           9.437
STATED INCOME                            3,419           $180,549,055.28           48.02              $52,807.56          10.120
NO INCOME/NO ASSET                        203             $13,510,422.32            3.59              $66,553.80          10.971
LIMITED INCOME                            250             $14,672,707.10            3.90              $58,690.83          10.158
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   8,126           $375,991,444.85           100.00             $46,270.18           9.848



DOCUMENT TYPE           WA COMBLTV      MARGIN    WA FICO     SEASONING
----------------------------------------------------------------------
FULL                       97.41           0         660         6
STATED INCOME              97.20           0         681         5
NO INCOME/NO ASSET         95.74           0         715         4
LIMITED INCOME             96.92           0         666         4
----------------------------------------------------------------------
TOTAL:                     97.23           0         672         5


PRODUCT TYPE OF MORTGAGE LOANS
                                                      AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                      BALANCE AS OF CUT-OFF  PRINCIPAL BALANCE AS OF   AVG CURRENT
PRODUCT TYPE                        NUMBER OF LOANS          DATE               CUT-OFF DATE            BALANCE        WA GROSS CPN
------------------------------------------------------------------------------------------------------------------------------------
BALLOON 15/30 0                          5,035           $254,196,556.99           67.61              $50,485.91           9.888
FRM30 0                                  2,650           $105,106,588.17           27.95              $39,662.86           9.933
FRM15 0                                   326             $11,344,876.06            3.02              $34,800.23           8.187
FRM20 0                                   108             $5,110,095.34             1.36              $47,315.70           9.807
FRM10 0                                    5               $149,482.14              0.04              $29,896.43           8.918
BALLOON 15/25 0                            2                $83,846.15              0.02              $41,923.08          10.685
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   8,126           $375,991,444.85           100.00             $46,270.18           9.848



PRODUCT TYPE          WA COMBLTV      MARGIN    WA FICO    SEASONING
--------------------------------------------------------------------
BALLOON 15/30 0          96.62           0         680         4
FRM30 0                  99.57           0         649         7
FRM15 0                  90.22           0         712         5
FRM20 0                  95.33           0         667         5
FRM10 0                  89.39           0         715         4
BALLOON 15/25 0          97.25           0         678         3
--------------------------------------------------------------------
TOTAL:                   97.23           0         672         5



--------------------------------------------------------------------------------------------------
** FOR ARM LOANS PLEASE BREAK OUT 2/28, 3/27, 5/25 BY PERCENTAGE
** FOR IO LOANS PLEASE INCLUDE LENGTH OF AMMORTIZATION TERM AND FIXED RATE TERM
( 2YR, 3YR, 5YR, 10YR)
---------------------------------------------------------------------------------------------------------------------


GEOGRAPHICAL DISTRIBUTION OF MORTGAGES LOANS
                                                       AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                       BALANCE AS OF CUT-OFF  PRINCIPAL BALANCE AS OF   AVG CURRENT
STATE                                NUMBER OF LOANS          DATE               CUT-OFF DATE            BALANCE        WA GROSS CPN
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA                               1,336           $104,601,660.36           27.82              $78,294.66           9.837
FLORIDA                                   737             $29,572,618.96            7.87              $40,125.67          10.156
NEW YORK                                  254             $18,314,192.12            4.87              $72,103.12           9.501
OTHER                                    5,799           $223,502,973.41           59.44              $38,541.64           9.841
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   8,126           $375,991,444.85           100.00             $46,270.18           9.848



STATE                 WA COMBLTV      MARGIN    WA FICO  SEASONING
--------------------------------------------------------------------------------
CALIFORNIA            97.28           0         676         5
FLORIDA               96.95           0         666         5
NEW YORK              95.67           0         685         5
OTHER                 97.37           0         670         5
---------------------------------------------------------------------------------
TOTAL:                97.23           0         672         5


PREPAY PENALTY FOR MORTGAGE LOANS                     AGGREGATE PRINCIPAL     % OF AGGREGATE
                                                      BALANCE AS OF CUT-OFF  PRINCIPAL BALANCE AS OF   AVG CURRENT
PREPAY PENALTY                      NUMBER OF LOANS          DATE               CUT-OFF DATE           BALANCE        WA GROSS CPN
------------------------------------------------------------------------------------------------------------------------------------
HAS PREPAY PENALTY                       2,108           $112,923,769.73           30.03              $53,569.15           9.893
NONE                                     6,018           $263,067,675.12           69.97              $43,713.47           9.829
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   8,126           $375,991,444.85           100.00             $46,270.18           9.848



PREPAY PENALTY          WA COMBLTV      MARGIN    WA FICO     SEASONING
-------------------------------------------------------------------------------------
HAS PREPAY PENALTY         99.15           0         662         6
NONE                       96.41           0         677         5
-------------------------------------------------------------------------------------
TOTAL:                     97.23           0         672         5




PREPAY TERM FOR MORTGAGE LOANS
                                                      AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                      BALANCE AS OF CUT-OFF  PRINCIPAL BALANCE AS OF   AVG CURRENT
PREPAY TERM                         NUMBER OF LOANS          DATE               CUT-OFF DATE            BALANCE        WA GROSS CPN
------------------------------------------------------------------------------------------------------------------------------------
NONE                                     6,018           $263,067,675.12           69.98              $43,713.47           9.829
6 MONTHS                                   10              $839,765.41              0.22              $83,976.54          10.686
12 MONTHS                                 186             $13,136,166.49            3.49              $70,624.55           9.928
18 MONTHS                                  1                $55,416.54              0.01              $55,416.54           9.490
24 MONTHS                                1,477            $76,892,338.61           20.45              $52,059.81           9.936
30 MONTHS                                  4               $186,025.77              0.05              $46,506.44           9.576
36 MONTHS                                 361             $18,449,675.85            4.91              $51,107.14           9.706
48 MONTHS                                  1                $65,497.17              0.02              $65,497.17           9.250
60 MONTHS                                  68             $3,298,883.89             0.88              $48,513.00           9.648
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   8,125           $375,936,028.31           100.00             $46,269.05           9.848


PREPAY TERM        WA COMBLTV      MARGIN    WA FICO     SEASONING
-------------------------------------------------------------------------------
NONE                 96.41           0         677         5
6 MONTHS             98.66           0         663         4
12 MONTHS            98.53           0         670         5
18 MONTHS            100.00          0         627         3
24 MONTHS            99.68           0         661         6
30 MONTHS            100.00          0         635         4
36 MONTHS            98.21           0         665         6
48 MONTHS            100.00          0         631         3
60 MONTHS            94.66           0         646         4
-------------------------------------------------------------------------------
TOTAL:               97.23           0         672         5

FICO SCORES OF MORTGAGE LOANS
                                                      AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                      BALANCE AS OF CUT-OFF  PRINCIPAL BALANCE AS OF   AVG CURRENT
PREPAY TERM                         NUMBER OF LOANS          DATE               CUT-OFF DATE            BALANCE        WA GROSS CPN
------------------------------------------------------------------------------------------------------------------------------------
580 - 599                                 288             $10,395,582.81            2.76              $36,095.77          10.881
600 - 619                                1,138            $43,079,389.91           11.46              $37,855.35          10.818
620 - 639                                1,435            $61,220,565.49           16.28              $42,662.41          10.593
640 - 659                                1,209            $57,675,991.85           15.34              $47,705.54          10.153
660 - 679                                1,010            $53,721,866.72           14.29              $53,189.97           9.877
680 - 699                                 858             $44,461,197.59           11.83              $51,819.58           9.452
700 - 719                                 691             $34,477,263.15            9.17              $49,894.74           9.119
720 - 739                                 522             $26,876,937.42            7.15              $51,488.39           8.936
740 - 759                                 445             $21,263,628.80            5.66              $47,783.44           8.796
760 - 779                                 302             $13,503,277.79            3.59              $44,712.84           8.764
780 - 799                                 175             $7,496,709.78             1.99              $42,838.34           8.400
800 - 819                                  53             $1,819,033.54             0.48              $34,321.39           8.666
ETC.
NOT AVAILABLE
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   8,126           $375,991,444.85           100.00             $46,270.18           9.848



FICO SCORES                   WA COMBLTV      MARGIN    WA FICO    SEASONING
-----------------------------------------------------------------------------------------

580 - 599                      98.66           0         595         6
600 - 619                      98.83           0         610         6
620 - 639                      98.52           0         630         5
640 - 659                      98.01           0         649         5
660 - 679                      97.41           0         669         5
680 - 699                      96.40           0         689         5
700 - 719                      96.42           0         709         5
720 - 739                      96.23           0         729         5
740 - 759                      94.57           0         749         5
760 - 779                      94.52           0         769         4
780 - 799                      93.55           0         788         5
800 - 819                      94.90           0         805         5
ETC.
NOT AVAILABLE
------------------------------------------------------------------------------------------
TOTAL:                         97.23           0         672         5
